GUIDESTONE FUNDS

Supplement dated June 19, 2018

to

Prospectus dated May 1, 2018

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.        ADDRESS CHANGE

Effective on or about August 20, 2018, the physical address for GuideStone Funds is changing. All references in the Prospectus to the physical address of GuideStone Funds are deleted in their entirety and replaced with: GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, TX 75244-6152.

II.        FEES AND EXPENSES CHANGES FOR THE MONEY MARKET FUND

Under the heading “Fees and Expenses,” on page 58, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee(1)	0.11%	0.11%
Other expenses	0.05%	0.30%
Total annual Fund operating expenses	0.16%	0.41%

(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.

Under the heading “Fees and Expenses,” on page 58, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 16	$ 42
3 Years	$ 52	$132
5 Years	$ 90	$230
10 Years	$205	$518

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III.    FEES AND EXPENSES CORRECTION FOR THE EQUITY INDEX FUND

Under the heading “Fees and Expenses,” on page 103, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.09%	0.09%
Other expenses(1)	0.06%	0.32%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.16%	0.42%
Fee waiver(2)	(0.01)%	(0.01)%
Total annual Fund operating expenses (after fee waiver)	0.15%	0.41%
(1)	Other expenses have been restated to reflect estimated expenses for the current fiscal year.
(2)

The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the GuideStone Funds Money Market Fund through April 30, 2019. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Under the heading “Fees and Expenses,” on page 103, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 15	$ 42
3 Years	$ 51	$134
5 Years	$ 89	$234
10 Years	$204	$529

IV.    FEES AND EXPENSES CHANGES FOR THE

      EMERGING MARKETS EQUITY FUND

Under the heading “Fees and Expenses,” on page 138, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee(1)	0.91%	0.91%
Other expenses	0.28%	0.63%
Acquired fund fees and expenses	0.02%	0.02%
Total annual Fund operating expenses	1.21%	1.56%
Fee repayment(2)	0.12%	0.02%
Total annual Fund operating expenses (after fee repayment)	1.33%	1.58%

(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.
(2)

Reflects the estimated repayment by the Fund to the Adviser for the current fiscal year. The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.32% for the Institutional Class and 1.57% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2019. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of the repayment, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the GuideStone Funds Money Market Fund through April 30, 2019. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

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Under the heading “Fees and Expenses,” on page 138, the Expense Example table is deleted in its entirety and replaced with the following:

	Institutional Class	Investor Class
1 Year	$ 135	$ 161
3 Years	$ 396	$ 495
5 Years	$ 677	$ 852
10 Years	$1,477	$1,858

V.        SUB-ADVISER CHANGES FOR THE EMERGING MARKETS EQUITY FUND

Effective June 15, 2018, Genesis Asset Managers, LLP and Genesis Investment Management, LLP (together, “Genesis”) no longer serve as sub-advisers to the Emerging Markets Equity Fund, and effective on or about June 29, 2018, Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington”) are appointed as sub-advisers to the Emerging Markets Equity Fund. All references in the Prospectus to Genesis are deleted in their entirety. In addition, the following changes are made:

In the section “Sub-Advisers and Portfolio Managers” for the Emerging Markets Equity Fund, beginning on page 143, the following disclosures are added in alphabetical order:

Goldman Sachs Asset Management, L.P.
Hiren Dasani, CFA Managing Director	Since June 2018
Basak Yavuz, CFA Executive Director	Since June 2018
Wellington Management Company LLP
Vera M. Trojan, CFA Senior Managing Director and Equity Portfolio Manager	Since June 2018

Under the heading “Sub-Advisers” for the Emerging Markets Equity Fund, beginning on page 181, the following disclosures pertaining to GSAM and Wellington are added in alphabetical order:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM serves as a sub-adviser to an assigned portion of the Emerging Markets Equity Fund. As of March 31, 2018, GSAM, along with its investment advisory affiliates, had approximately $1.3 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which the firm does not have full discretion. The Emerging Markets Equity Team is responsible for managing GSAM’s portion of the Emerging Markets Equity Fund. Ultimate accountability for the Emerging Markets Equity Fund’s portfolio account resides with portfolio managers, Hiren Dasani, CFA, Managing Director, and Basak Yavuz, CFA, Executive Director. Both Mr. Dasani and Ms. Yavuz have served as portfolio managers at GSAM for more than five years.

Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, Massachusetts 02210: Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of March 31, 2018, Wellington, along with its investment advisory affiliates, had investment management authority with respect to approximately $1.1 trillion in assets. Vera M. Trojan, CFA, Senior

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Managing Director and Equity Portfolio Manager, is responsible for the day-to-day management of the portion of the Emerging Markets Equity Fund assigned to Wellington. Ms. Trojan has served as a portfolio manager for Wellington for more than five years.

VI.     CHANGES TO PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL

            INVESTMENT RISKS FOR THE EMERGING MARKETS EQUITY FUND

In the section disclosing “Principal Investment Strategies,” on page 139, the following disclosure is added:

●	The Fund may invest in initial public offerings (“IPOs”).

In the section disclosing “Principal Investment Risks,” beginning on page 139, the following risk disclosure is added in alphabetical order:

●	Initial Public Offerings Risk: The Fund may invest in IPOs, which entail special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.

VII.    UPDATE TO PERFORMANCE INFORMATION

Under the heading “Average Annual Total Returns” for the Global Real Estate Securities Fund, on page 111, the disclosure for the FTSE EPRA/NAREIT Developed Index is deleted in its entirety and replaced with the following:

Average Annual Total Returns as of 12/31/17

	One Year	Five Year	Ten Year	Since Inception (12/29/2006)
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes)	10.36%	6.32%	3.27%	2.26%

Under the heading “Average Annual Total Returns” for the International Equity Fund, on page 136, the disclosure for the MSCI EAFE Index (Net) is deleted in its entirety and replaced with the following:

Average Annual Total Returns as of 12/31/17
	One Year	Five Year	Ten Year	Since Inception (8/27/2001)
MSCI EAFE Index (Net) (reflects no deduction for fees, expenses or taxes)	25.03%	7.89%	1.94%	5.81%

VIII.    UPDATE TO ADDITIONAL INVESTMENT & RISK INFORMAITON

Under the heading “Manager of Managers,” beginning on page 155, the following is added to the end of the paragraph:

The assets of multiple Funds or other accounts may be aggregated for purposes of calculating breakpoints in sub-advisory fees. Therefore, the Adviser’s decision to increase or decrease the amount of Fund assets allocated to a particular Sub-Adviser also may serve to lower or increase, respectively, the sub-advisory fee (and therefore the actual overall management fee) of another Fund that aggregates its assets with the

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Fund. The Adviser is a fiduciary for the shareholders of the Funds and must put their interests ahead of its own interests (or the interests of its affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duties, the Adviser relies primarily on its analysis of qualitative and quantitative factors to act in a manner that it determines to be in the best interests of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated June 19, 2018

to

Statement of Additional Information (“SAI”) dated May 1, 2018

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.        ADDRESS CHANGE

Effective on or about August 20, 2018, the physical address for GuideStone Funds is changing. All references in the SAI to the physical address of GuideStone Funds are deleted in their entirety and replaced with: GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, TX 75244-6152.

II.        CHANGE TO MANAGEMENT OF THE FUNDS

Effective June 13, 2018, Thomas G. Evans no longer serves as an Interested Trustee on the Board of Trustees of GuideStone Funds, due to the fulfillment of his term on the Board of Trustees of GuideStone Financial Resources of the Southern Baptist Convention. All references in the SAI to Mr. Evans are deleted in their entirety.

III.        CORPORATE REORGANIZATION OF SUB-ADVISERS

Effective April 2, 2018, Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”), Deutsche Investments Australia Limited (“DIAL”) and RREEF America L.L.C. (“RREEF”) became indirect subsidiaries of DWS Group GmbH & Co. KGaA, the separate financial services firm created as a result of Deutsche Bank AG’s reorganization of its asset management division. Prior to this DeAAM Global, DIAL and RREEF were part of the asset management division of Deutsch Bank AG.

In the section disclosing “Control Persons of Sub-Advisers,” beginning on page 69, the disclosures for DeAAM Global, DIAL and RREEF for the Global Real Estate Securities Fund are deleted in their entirety and replaced with the following:

Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”), Winchester House, 1 Great Winchester Street, London, EC2N 2DB, United Kingdom: DeAAM Global is an indirect subsidiary of DWS Group GmbH & Co. KGaA (“DWS KGaA”), a German partnership limited by shares. DWS KGaA is a separate publicly listed financial services firm but is an indirect majority-owned subsidiary of Deutsche Bank AG, a publicly listed banking corporation organized under the laws of Germany.

Deutsche Investments Australia Limited (“DIAL”), Deutsche Bank Place, Level 16, 126 Phillip Street, Sydney, NSW 2000, Australia: DIAL is an indirect subsidiary of DWS KGaA, a German partnership limited by shares. DWS KGaA is a separate publicly listed financial services firm but is an indirect majority-owned subsidiary of Deutsche Bank AG, a publicly listed banking corporation organized under the laws of Germany.

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RREEF America L.L.C. (“RREEF”), 222 South Riverside Plaza, Chicago, Illinois 60606: RREEF is an indirect subsidiary of DWS KGaA, a German partnership limited by shares. DWS KGaA is a separate publicly listed financial services firm but is an indirect majority-owned subsidiary of Deutsche Bank AG, a publicly listed banking corporation organized under the laws of Germany.

IV.        UPDATE TO CONTROL PERSONS OF SUB-ADVISER

Effective March 26, 2018, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) became a subsidiary of BrightSphere Investment Group plc (“BrightSphere Investment Group”), which was formerly known as OM Asset Management plc (“OMAM”). OMAM underwent a brand name change to BrightSphere Investment Group.

In the section disclosing “Control Persons of Sub-Advisers,” on page 70, the disclosure for BHMS for the Value Equity Fund is deleted in its entirety and replaced with the following:

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201: BHMS is a subsidiary of BrightSphere Investment Group plc, a NYSE listed company. BrightSphere Intermediary (BHMS), LLC, is the controlling entity of BHMS with 75% or more direct ownership, and the remaining interests are held with BHMS Investment Holdings LP, with direct ownership of greater than 10% interest but less than 25%. BrightSphere Investment Group plc is 100% shareholder of BrightSphere Intermediary (BHMS), LLC.

V.        SUB-ADVISER CHANGES FOR THE EMERGING MARKETS EQUITY FUND

Effective June 15, 2018, Genesis Asset Managers, LLP and Genesis Investment Management, LLP (together, “Genesis”) no longer serve as sub-advisers to the Emerging Markets Equity Fund, and effective on or about June 29, 2018, Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington”) are appointed as sub-advisers to the Emerging Markets Equity Fund. All references in the SAI to Genesis are deleted in their entirety. In addition, the following changes are made:

In the section disclosing “Control Persons of Sub-Advisers,” on page 72, the following paragraphs are added, in alphabetical order, for the Emerging Markets Equity Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is wholly owned by GSAM Holdings LLC, a wholly owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. LLC. GSAM Holdings LLC is also the general partner of GSAM and has been providing financial solutions for investors since 1988.

Wellington Management Company LLP (“Wellington”), 280 Congress Street, Boston, Massachusetts 02210: Wellington is a registered investment adviser and owned by partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The “Other Accounts Managed” table, beginning on page 73, is amended as follows to update the disclosure for GSAM and to add the disclosure for Wellington, in alphabetical order. The information is current as of December 31, 2017, except as otherwise noted.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Goldman Sachs Asset Management, L.P.
Jonathan Beinner	59	$213,425	390	$220,327	3,901	$351,292	N/A	N/A	8	$6,834	49	$23,428
Hiren Dasani, CFA*	2	$1,743	3	$6,375	2	$105	N/A	N/A	N/A	N/A	N/A	N/A
Michael Swell	59	$213,425	390	$220,327	3,901	$351,292	N/A	N/A	8	$6,834	49	$23,428
Jonathan Xiong, CFA	5	$2,334	58	$13,859	359	$20,456	N/A	N/A	8	$6,834	10	$7,364
Basak Yavuz, CFA*	2	$1,556	4	$4,025	2	$105	N/A	N/A	N/A	N/A	N/A	N/A
Wellington Management Company LLP
Vera M. Trojan, CFA*	N/A	N/A	7	$1,888	5	$2,325	N/A	N/A	1	$734	1	$723

*The information is current as of March 31, 2018.

In the section disclosing “Portfolio Manager Compensation,” on page 89, the second paragraph for the disclosure pertaining to GSAM is deleted in its entirety and replaced with the following. This information is current as of March 31, 2018.

Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons. The benchmark related to the Medium-Duration Bond Fund is the Bloomberg Barclays U.S. Aggregate Bond Index; the benchmark related to the Strategic Alternatives Fund is the ICE BofAML U.S. 3-Month Treasury Bill Index; and the benchmark related to the Emerging Markets Equity Fund is the MSCI Emerging Markets Total Return Index (Net).

In the section disclosing “Portfolio Manager Compensation,” beginning on page 82, the following disclosure pertaining to Wellington is added in alphabetical order. This information is current as of March 31, 2018.

Wellington Management Company LLP (“Wellington”). Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to clients. Wellington’s compensation of an investment professional includes a base salary and incentive components. The base salary for an investment professional is a fixed amount determined by the investment professional’s experience and performance in his or her role as an investment professional. For partners who are investment professionals, the fixed base salary is determined by the managing partners of Wellington Management Group LLP. An investment professional is eligible to receive an incentive payment based on the revenues earned by Wellington from the fund managed by the investment professional and generally each other account managed by such investment professional. The investment professional’s incentive payment relating to a fund is linked to the gross pre-tax performance of the portion of the fund managed by the investment professional compared to the benchmark index (e.g., MSCI Emerging Markets Index (Net)) and/or peer group over one-, three- and five-year periods, with an emphasis on five-year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by an investment professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. An investment professional may also be eligible for bonus payments based on his or her overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as deemed appropriate based on other factors.

In “Appendix B – Descriptions of Proxy Voting Procedures,” the following disclosure is added in alphabetical order:

Wellington Management Company LLP (“Wellington”). Wellington has adopted and implemented policies and procedures that the firm believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom the firm exercises proxy voting discretion. Wellington’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington uses in voting on proxies. In addition, Wellington also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules, and the merits of a particular proposal may cause Wellington to enter a vote that differs from the Guidelines.

Wellington (i) votes client proxies for which clients have affirmatively delegated proxy voting authority, in writing, unless the firm determines that it is in the best interest of one or more clients to refrain from voting a given proxy; (ii) votes all proxies in the best interests of the client for whom the firm is voting (i.e., to maximize economic value); and (iii) identifies and resolves all material proxy-related conflicts of interest between the firm and clients in the best interests of the client.

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and providing advice and guidance on specific proxy votes for individual issuers.

Wellington uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

If a client requests that Wellington vote proxies on its behalf, the client must instruct the custodian bank to deliver all relevant voting material to Wellington or its voting agent. Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington is not able to reconcile these proxies to holdings, nor does the firm notify custodians of non-receipt.

In addition to proprietary research undertaken by Wellington investment professionals, Investment Research conducts proxy research internally and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

●

Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

●

Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

●

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington reviews regularly the voting record to ensure that proxies are voted in accordance with the Global Proxy Policy and Procedures and the Guidelines and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

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Wellington’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest the firm faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

In certain instances, Wellington may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, potential instances in which a proxy vote might not be entered are:

●

Securities Lending – In general, Wellington does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but in rare circumstances, Wellington may recommend that a client attempt to have the custodian recall the security to permit voting of related proxies.

●

Share Blocking and Re-registration – Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

●

Lack of Adequate Information, Untimely Receipt of Proxy Materials or Excessive Costs – Wellington may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

VI.         REVISED DISCLOSURE REGARDING THE ADVISER

The paragraph captioned “The Adviser,” on page 61, is deleted in its entirety and replaced with the following:

The Adviser. The Funds have employed GuideStone Capital Management, LLC, a Texas limited liability company, as the Adviser. GuideStone Financial Resources controls the Adviser. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.

VII.        UPDATE TO PROXY VOTING SUMMARY

In “Appendix B – Descriptions of Proxy Voting Procedures,” beginning on page B-12, the following disclosure for Heitman Real Estate Securities LLC, Heitman International Real Estate Securities HK Limited and Heitman International Real Estate Securities GmbH is deleted in its entirety and replaced with the following:

Heitman Real Estate Securities LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH”) (together, “Heitman”). Heitman’s general policy with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in the best interest of such clients. Heitman utilizes the services of one or more independent unaffiliated proxy firms, which are responsible for: notifying the applicable Heitman adviser in advance of the shareholder meeting at which such proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by the applicable proxy firm to be in the best interests of the shareholders; and maintaining records of proxy statements received and votes cast.

Heitman considers each corporate proxy statement on a case-by-case basis and may vote a proxy in a manner different from that recommended by the applicable proxy firm when deemed appropriate. There may also be occasions when Heitman determines, contrary to the proxy voting firm recommendation that not voting such proxy may be in the best interest of clients, such as: (i) when the cost of voting such proxy exceeds the expected benefit to the client; or (ii) if the applicable Heitman adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.” The firm generally votes with the recommendations from the proxy firm unless a client investment management agreement has a different requirement or Heitman’s Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”) rejects the recommendations.

Heitman has established the Proxy Committee, consisting of: (i) a Public Securities lead portfolio manager; (ii) the chief legal officer of Heitman LLC, or if the chief legal officer is unavailable, a reserve designee as may be appointed by Heitman from time to time; and (iii) the special counsel of Heitman LLC. The Public Securities lead portfolio manager that is appointed to the Proxy Committee will be from a Heitman adviser other than the Heitman adviser that proposed rejecting the recommendation. The Proxy Committee is responsible for reviewing and addressing any instance where a portfolio manager determines that a proxy firm recommendation is not in the best interest of clients and wants to vote a proxy in a manner inconsistent with the recommendation of the proxy firm, Heitman’s proxy voting policy or identifies actual or perceived conflicts of interests in the context of voting proxies.

On an annual basis, the Proxy Committee shall review these policies and procedures, the proxy firm and will recommend changes, as needed.

As a general rule, a representative of the Heitman Operations group (“Operations”) processes all proxies which any Heitman adviser is entitled to vote. When a proxy is received, Operations will send a Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy. In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the portfolio manager may consider information from various sources, including, without limitation, another Heitman portfolio manager or research analyst, management personnel of the company conducting the proxy and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and any of its clients with respect to such proxy. The portfolio manager returns the Proxy Analysis Report to Operations indicating his or her voting recommendation for the proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and its clients with respect to such proxy. If a portfolio manager recommends responding to a particular proxy contrary to the proxy firm recommendation or perceives an actual or potential conflict of interest, the exception is noted and set aside for consideration by the portfolio manager. Operations compiles all exceptions and forwards such exceptions promptly to the members of the Proxy Committee, selecting an applicable Public Securities lead portfolio manager. The Proxy Committee convenes to review the exceptions. Proxy Committee meetings may be conducted in person, via teleconference/ videoconference or via e-mail. Regardless of the manner in which the Proxy Committee meeting has been conducted, Operations will participate and will document the actions of the Proxy Committee.

In instances where suspected conflicts of interest have been identified, the Proxy Committee will evaluate whether an actual or potential material conflict of interest exists and, if so, how it should be addressed in voting or not voting the particular proxy. In such cases, the Proxy Committee may decide (i) to independently determine that no material conflict of interest exists or will likely potentially exist; (ii) to respond to such proxy in strict accordance with the recommendations of the proxy firm; or (iii) to take another course of action that, in the opinion of the Proxy Committee, adequately addresses the conflict of interests issue. At or following the Proxy Committee meeting, the Proxy Committee may confirm or overturn, in any case, either in whole or in part, any recommendations made by the portfolio manager. The vote of a majority of the Proxy Committee shall be required to confirm any recommendations by the portfolio manager to vote any proxy contrary to the proxy firm recommendation as to how to vote that issue.

In cases other than those requiring a Proxy Committee meeting, Operations will respond to the proxy in accordance with the recommendations of the proxy firm except in instances where a client has advised Heitman in writing that particular proxies or proxies of a certain type should be responded to in a particular fashion, in which circumstance Operations will respond to the proxy in question in accordance with such advice. Upon request from any member of the Proxy Committee, Operations will prepare a Proxy Voting Summary for the Proxy Committee containing all of the proxy firm’s proxy vote recommendations that were overridden during the period requested and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE